UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2006

AGERE SYSTEMS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16397	22-3746606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1110 American Parkway NE
Allentown, Pennsylvania 18109
(Address of Principal Executive Offices)

(610) 712-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 3, 2006, Agere Systems Inc., a Delaware corporation ("Agere"), LSI Logic Corporation, a Delaware corporation ("LSI"), and Atlas Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of LSI ("Atlas Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Agere and LSI will combine their businesses through a merger of Agere and Atlas Merger Sub (the "Merger").

The completion of the Merger is subject to various closing conditions, including obtaining the approval of Agere and LSI stockholders and receiving antitrust approvals (including under the Hart-Scott-Rodino Antitrust Improvements Act and by the European Commission). The Merger is intended to qualify as a reorganization for federal income tax purposes.

At the effective time of the Merger (the "Effective Time"), by virtue of the Merger and without any action on the part of the holder of any capital stock of Agere, each share of common stock of Agere issued and outstanding immediately prior to the Effective Time will be converted into the right to receive 2.16 (the "Exchange Ratio") shares of common stock of LSI (each, an "LSI Share").

In the Merger, each option to purchase shares of Agere common stock granted under employee and director stock plans of Agere that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, shall be converted into a right to acquire LSI Shares, on the same terms and conditions as were applicable to such option prior to the Effective Time, provided that the number of LSI Shares receivable and the exercise price of the option shall be adjusted to reflect the Exchange Ratio. All other Agere equity-based awards outstanding as of the Effective Time will remain in effect but will be denominated in LSI Shares, with the applicable adjustments to reflect the Exchange Ratio.

The combined company will called "LSI Logic Corporation" and will be headquartered in Milpitas, California. The Board of Directors of the combined company will be comprised of three current directors of Agere and six current directors of LSI. Abhil Talwalker will be the Chief Executive Officer of the combined company, and James Keyes, Chairman of the Board of LSI, will serve as Chairman of the Board of Directors of the combined company.

If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, LSI or Agere will be required to pay the other a termination fee of $120,000,000.

The Boards of Directors of Agere and LSI have approved the Merger and the Merger Agreement.

                The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this Report as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Agere or LSI. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by Agere and LSI to each other in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Agere and LSI rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Agere or LSI.

ITEM 8.01.	OTHER EVENTS.

On December 4, 2006, Agere issued a press release announcing that it entered into the Merger Agreement. The full text of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference. In addition, on December 4, 2006, Agere provided communications to its senior leadership, employees and investors announcing that it had entered into the Merger Agreement and explaining some of the reasons for entering into the Merger Agreement. The full text of these communications are furnished as Exhibits 99.2, 99.3 and 99.4 to this Report and are incorporated herein by reference. In addition, on December 4, 2006, Agere provided communication to its employees from LSI explaining some of the reasons for entering into the transaction. The full text of this communication is furnished as Exhibit 99.5 to this Report and is incorporated herein by reference. Agere also posted on its website an employee fact sheet regarding the transaction. This fact sheet is furnished as Exhibit 99.6 to this Report and is incorporated herein by reference. In addition, on December 4, 2006 Agere and LSI Logic Corporation conducted a joint conference call and webcast regarding the transaction. The transcript of this conference call and webcast is furnished as Exhibit 99.7 to this Report and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of December 3, 2006, by and among Agere Systems Inc., LSI Logic Corporation, and Atlas Acquisition Corp. (1)
99.1	Press Release issued jointly by Agere Systems Inc. and LSI Logic Corporation, dated December 4, 2006.
99.2	Senior Leadership Update to Employees, dated December 4, 2006.
99.3	Communication from Agere Systems Inc. to Employees, dated December 4, 2006.
99.4	Investor Presentation, dated December 4, 2006.
99.5	Communication from LSI Logic Corporation to Employees of Agere Systems Inc., dated December 4, 2006.
99.6	Employee Fact Sheet Regarding the Merger.
99.7	Transcript of Joint Conference Call and Webcast with LSI Corporation and Agere Systems Inc., dated December 4, 2006.

(1) Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Agere Systems Inc. hereby undertakes to furnish supplementary copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AGERE SYSTEMS INC.

Date: December 4, 2006	By:	/s/ Richard Clemmer
		Name:	Richard Clemmer
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of December 3, 2006, by and among Agere Systems Inc., LSI Logic Corporation, and Atlas Acquisition Corp. (1)
99.1	Press Release issued jointly by Agere Systems Inc. and LSI Logic Corporation, dated December 4, 2006.
99.2	Senior Leadership Update to Employees, dated December 4, 2006.
99.3	Communication from Agere Systems Inc. to Employees, dated December 4, 2006.
99.4	Investor Presentation, dated December 4, 2006.
99.5	Communication from LSI Logic Corporation to Employees of Agere Systems Inc., dated December 4, 2006.
99.6	Employee Fact Sheet Regarding the Merger.
99.7	Transcript of Joint Conference Call and Webcast with LSI Corporation and Agere Systems Inc., dated December 4, 2006.

(1) Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Agere Systems Inc. hereby undertakes to furnish supplementary copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

2